UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8 - K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 28, 2020

HBT FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001‑39085	37‑1117216
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

401 North Hershey Road Bloomington, Illinois		61704
(Address of principal executive offices)		(Zip Code)

(888) 897‑2276

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a‑12 under the Exchange Act (17 CFR 240.14a‑12)
☐	Pre-commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act (17 CFR 240.14d‑2(b))
☐	Pre-commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	HBT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b‑2 of the Securities Exchange Act of 1934 (§240.12b‑2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ◻

Item 2.02 Results of Operations and Financial Condition.

On January 30, 2020, HBT Financial, Inc. (the “Company”) issued a press release announcing its financial results for the fourth quarter ended December 31, 2019 (the “Earnings Release”). A copy of the Earnings Release is furnished as Exhibit 99.1 to this Current Report on Form 8‑K (this “Report”).

The information contained in this Item 2.02, including Exhibit 99.1  furnished herewith, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that section, nor shall it be deemed incorporated by reference into any registration statement or other documents pursuant to the Securities Act of 1933, as amended, or into any filing or other document pursuant to the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01 Other Events.

On January 28, 2020,  the Board of Directors of the Company declared a quarterly cash dividend of $0.15 per share on the Company’s common stock (the “Dividend”). The Dividend is payable on February 18, 2020 to shareholders of record as of February 10, 2020. A copy of the press release is attached as Exhibit 99.2 to this Report.

The Company’s 2020 annual meeting of shareholders will be held at 10:00 a.m. Central Time, on Thursday, May 21, 2020 at the Company’s office at 405 North Hershey Road, Bloomington, Illinois 61704. The record date for the annual meeting will be March 26, 2020. A copy of the press release is attached as Exhibit 99.2 to this Report.

Item 9.01. Financial Statements and Exhibits.

Exhibit Number	Description of Exhibit

99.1	Earnings Release issued January 30, 2020 for the Fourth Quarter Ended December 31, 2019.

99.2	Press Release issued by HBT Financial, Inc. dated January 30, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HBT FINANCIAL, INC.

	By:	/s/ Matthew J. Doherty
Name: Matthew J. Doherty
Title: Chief Financial Officer

Date: January 30, 2020